Zacks All-Cap Core Fund

Institutional Class Shares – CZOVX

Zacks Dividend Fund

Investor Class Shares – ZDIVX

Institutional Class Shares – ZDIIX

Zacks Market Neutral Fund

Investor Class Shares – ZMNVX

Institutional Class Shares – ZMNIX

Zacks Small-Cap Core Fund

Investor Class Shares – ZSCCX

Institutional Class Shares – ZSCIX

Each a series of Investment Managers Series Trust

Supplement dated November 22, 2019 to the

Prospectus dated April 1, 2019, as supplemented.

Effective immediately, the following is added as “Appendix A – certain information related to purchase of shares through certain brokerage platforms” beginning on page 60 of the Prospectus.

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Funds, Institutional Class Shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Institutional Class Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Institutional Class Share is waived for transactions through such brokerage platforms at UBS-FS.

Please file this Supplement with your records.

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